UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 2, 2025

(Date of Report (date of earliest event reported))

IRIDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1212 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	IRIX	Nasdaq Capital Market

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Resignation of Director

On March 19, 2025, IRIDEX Corporation (the “Company”) entered into a Securities Purchase Agreement, Note Purchase Agreement and Investor Rights Agreement (the “Rights Agreement”, and together with the Securities Purchase Agreement and Note Purchase Agreement, the “Novel Transaction”) with Novel Inspiration International Co., Ltd. (“Novel”). Pursuant to the Rights Agreement, the Company agreed that the size of the Company’s Board of Directors (the “Board”) would be maintained at five directors.

Robert E. Grove has agreed to resign and has submitted his resignation to the Company’s Board and all committees thereof, effective as of April 2, 2025. Dr. Grove is not resigning due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices but to fulfill the provisions of the Rights Agreement.

The Board expresses its appreciation to Dr. Grove for his years of dedicated service to the Board and the committees on which he served.

The Rights Agreement listed below as Exhibit 10.1 and is hereby incorporated herein by reference. The foregoing description of the Rights Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Investor Rights Agreement, dated March 19, 2025 by and between the Registrant and Novel Inspiration International Co., Ltd., (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on March 20, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

By:	/s/ Patrick Mercer
Patrick Mercer
President and Chief Executive Officer

Date: April 3, 2025